                                                                    Exhibit 10.1


                                THIRD AMENDMENT
                                       TO
                 MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

    THIS THIRD AMENDMENT TO MORTGAGE WAREHOUSE LOAN AND SECURITY AGREEMENT ("Amendment") is made and dated as of March 31, 1999, by and between the Lenders party hereto from time to time, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as agent for Lenders, PREMIER BANCSHARES, INC., a Georgia corporation, and PREMIER LENDING CORPORATION, a Georgia corporation. Capitalized terms not otherwise defined herein are defined in Article I of the Existing Loan Agreement referred to below.

                                R E C I T A L S
                                ---------------

    A. Premier Bancshares and its direct Wholly-Owned Subsidiary, Premier Lending, and Lenders are parties to that certain Mortgage Warehouse Loan and Security Agreement dated as of April 15, 1998, as amended by a First Amendment thereto dated as of October 30, 1998 and by a Second Amendment thereto dated as of November 17, 1998 (collectively, the "Existing Loan Agreement"), pursuant to which Premier Lending and Premier Bancshares, as co-borrowers, have obtained Loans from the Lenders which were parties to the Existing Loan Agreement on a revolving basis in the maximum aggregate amount of $130,000,000.00.

    B. Borrowers have now requested that the Maturity Date of such revolving credit be extended and that certain other modifications be made to the Existing Agreement.

    C. Pursuant to Borrowers' request, Agent and each Lender have agreed to such extension of the Maturity Date and to such modifications to the Existing Agreement upon the terms and conditions set forth herein.

    ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

    1.   Amendments to Existing Agreement.  The Existing Agreement is amended as
         --------------------------------
         of the date first above written as follows:

         1.   Paragraph (1) under the definition of "Eligible Mortgage Loan" in
              Section 1.1 Defined Terms of ARTICLE I DEFINITIONS of the Existing
                          -------------              -----------
              Agreement is hereby deleted in its entirety and the following new paragraph (1) is inserted in its place:

                   (1) if the promissory note for such Mortgage Loan (or any other documentation relating thereto) has been withdrawn from the possession of Agent on terms and subject to conditions set forth in Section 4.5 hereof, (i) such note or other documentation has been released to the applicable Borrower for purposes of correcting clerical or other non-substantive documentation problems pursuant to a trust receipt as permitted under Section 4.5(a) hereof, (x) such release has occurred within the immediately preceding ten (10) days and (y) the collateral value of the Mortgage Loan for which such note or other documentation has been released, when added to the collateral value of other Mortgage Loans included in any of the Borrowing Bases for which notes or other documentation have been similarly released to either Borrower, does not exceed $3,000,000.00; or (ii) the promissory note and any related documentation for such Mortgage Loan has been shipped by Agent directly to an Approved Investor for purchase, as permitted under Section 4.5(b) hereof, (x) such shipment has occurred within the immediately preceding ninety (90) days, (y) if the Approved Investor is a housing authority constituting a Governmental Authority, the collateral value of such Mortgage Loan, when added to the collateral value of other Mortgage Loans included in any of the Borrowing Bases for which notes or other documents have been similarly shipped does not exceed $10,000,000.00, and (z) the collateral value of all such Mortgage Loans included in any of the Borrowing Bases for which notes or other documents have been similarly shipped and which remain unpurchased for more than forty-five (45) days from the date of such shipment does not exceed $2,500,000.00 during the period March 31, 1999 to April 15, 1999 and $1,500,000.00 from
              April 16, 1999 and thereafter;

              b. The definition of "Maturity Date" in Section 1.1 Defined Terms
                                                                  -------------
              of ARTICLE I DEFINITIONS of the Existing Agreement is hereby
                           -----------
              deleted in its entirety and the following new definition is inserted in its place:

                   "Maturity Date" shall mean June 1, 1999; provided that upon
                                                            --------
              the written request of

              Borrowers to Agent, Lenders may elect to extend the Maturity Date on such terms and conditions as they deem appropriate in their sole discretion.

    2.   Acknowledgment of Outstanding Loans.  Borrowers hereby acknowledge,
         -----------------------------------
         certify and agree that pursuant to the Existing Agreement, Lenders have made Loans to Borrowers that are outstanding as of the date hereof in
         the aggregate principal amount of $               ; Borrowers'
                                            ---------------
         obligation to pay the outstanding Loans to Lenders in each Lender's Commitment Percentage is not subject to any defense, claim, counterclaim, setoff, right of recoupment, abatement or other determination; and the Loans are and shall continue to be governed and secured by the terms and provisions of the Existing Agreement as amended by this Amendment.

    3.   Ratification of Loan Documents.  Borrowers hereby ratify and affirm
         ------------------------------
         each of the Loan Documents in their entirety, and acknowledge and agree that (i) the Loan Documents are in full force and effect, (ii) all representations and warranties contained therein are true and correct on and as of the date hereof, (iii) Borrowers are in full compliance with all covenants and agreements established thereunder, (iv) no Event of Default or Potential Default exists thereunder and (v) the Loan Documents are legal, valid and binding obligations of Borrowers and are enforceable by Agent, on behalf of Lenders, against Borrowers in accordance with their respective terms.

    4.   Counterparts.  This Amendment may be signed in one or more counterpart
         -------------
         copies, each of which constitutes an original, but all of which, when taken together, shall constitute one agreement binding upon all of the parties hereto.

    5.   Governing Law, Etc.  This Amendment shall be governed by and
         -------------------
         construed in accordance with the applicable terms and provisions of
         Section 10.7 of ARTICLE X MISCELLANEOUS PROVISIONS of the Existing
                                   ------------------------
         Agreement, which terms and provisions are incorporated herein by reference.

    6.   No Other Modifications.  Except as hereby amended, no other term,
         -----------------------
         condition or provision of the Existing Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

                            [SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

                                     BORROWERS:

                                     PREMIER BANCSHARES, INC.


                                     By:
                                        ----------------------------------------
                                     Name: Darrell D. Pittard
                                     Title:  Chairman & CEO


STATE OF GEORGIA

COUNTY OF
          ----------------

    On this     day of           , 1999, personally appeared Darrell D. Pittard,
            ---        ----------
as Chairman & CEO of PREMIER BANCSHARES, INC., a Georgia corporation, and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of March 31, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A., COLONIAL BANK and NATIONAL CITY BANK OF KENTUCKY, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                Signature of Notary Public-State of Georgia


                Print Name: Notary Public, State of Georgia
                Personally Known
                                 ---------------------------------
                Produced Identification
                                        --------------------------
                Type of Identification:
                                        --------------------------

                                (NOTARIAL SEAL)

                                     PREMIER LENDING CORPORATION


                                     By:
                                         ---------------------------------------
                                     Name:  George S. Phelps
                                     Title: President



STATE OF GEORGIA

COUNTY OF
         ---------------

    On this     day of           , 1999, personally appeared George S. Phelps,
            ---        ----------
as President of PREMIER LENDING CORPORATION, a Georgia corporation, and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of March 31, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A., COLONIAL BANK and NATIONAL CITY BANK OF KENTUCKY, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of Georgia


                 Print Name: Notary Public, State of Georgia
                 Personally Known
                                  ----------------------------------------------
                 Produced Identification
                                         ---------------------------------------
                 Type of Identification:
                                         ---------------------------------------


                                (NOTARIAL SEAL)

                                     AGENT/LENDERS:


                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                     NATIONAL ASSOCIATION, As Agent and
                                     as a Lender


                                     By:
                                         ---------------------------------------
                                     Name:  Thomas A. Pizurie
                                     Title: Vice President


STATE OF FLORIDA

COUNTY OF ORANGE


    On this     day of           , 1999, personally appeared Thomas A. Pizurie,
            ---        ----------
as Vice President of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of March 31, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A., COLONIAL BANK and NATIONAL CITY BANK OF KENTUCKY, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of
                                                     --------------

                 Print Name: Notary Public, State of
                                                     --------------
                 Personally Known
                                  ---------------------------------
                 Produced Identification
                                         --------------------------
                 Type of Identification:
                                         --------------------------

                                (NOTARIAL SEAL)

                                     SOUTHTRUST BANK, NATIONAL
                                     ASSOCIATION, as a Lender


                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                            ------------------------------------


STATE OF ALABAMA

COUNTY OF
         -----------------

    On this     day of           , 1999, personally appeared
            ---        ----------
                    , as                      of SOUTHTRUST BANK, NATIONAL
--------------------     --------------------
ASSOCIATION, and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of March 31, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A., COLONIAL BANK and NATIONAL CITY BANK OF KENTUCKY, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of Alabama


                 Print Name: Notary Public, State of Alabama
                 Personally Known
                                  -------------------------------------
                 Produced Identification
                                         ------------------------------
                 Type of Identification:
                                         ------------------------------


                                (NOTARIAL SEAL)

                                     FIRST UNION NATIONAL BANK, successor
                                     by merger to CoreStates Bank, N.A.,
                                     as a Lender


                                     By:
                                         ---------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



STATE OF PENNSYLVANIA

COUNTY OF
          ------------------

    On this     day of           , 1999, personally appeared
            ---        ----------
                   , as                   of FIRST UNION NATIONAL BANK,
-------------------     -----------------
successor by merger to CoreStates Bank, N.A., and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of March 31, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A., COLONIAL BANK and NATIONAL CITY BANK OF KENTUCKY, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of Pennsylvania


                 Print Name: Notary Public, State of Pennsylvania
                 Personally Known
                                  -------------------------------------
                 Produced Identification
                                         ------------------------------
                 Type of Identification:
                                         ------------------------------

                                (NOTARIAL SEAL)

                                     COLONIAL BANK, as a Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


STATE OF FLORIDA

COUNTY OF ORANGE


    On this     day of           , 1999, personally appeared
            ---        ----------
                     , as                 of COLONIAL BANK, and before me
---------------------     ---------------
executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of March 31, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A., COLONIAL BANK and NATIONAL CITY BANK OF KENTUCKY, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of Florida


                 Print Name: Notary Public, State of Florida
                 Personally Known
                                  -----------------------------------
                 Produced Identification
                                        -----------------------------
                 Type of Identification:
                                        -----------------------------

                                (NOTARIAL SEAL)

                                     NATIONAL CITY BANK OF KENTUCKY, as a
                                     Lender


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


STATE OF KENTUCKY

COUNTY OF
          ---------------

    On this     day of           , 1999, personally appeared
            ---        ----------
                      , as                 of NATIONAL CITY BANK OF KENTUCKY,
----------------------     ---------------
and before me executed the attached Third Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of March 31, 1999, by and between SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent and Lender, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A., COLONIAL BANK and NATIONAL CITY BANK OF KENTUCKY, as Lenders, and PREMIER BANCSHARES, INC. and PREMIER LENDING CORPORATION, as Borrowers.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County and State last aforesaid.


                 Signature of Notary Public-State of Kentucky


                 Print Name: Notary Public, State of Kentucky
                 Personally Known
                                 ------------------------------------
                 Produced Identification
                                         ----------------------------
                 Type of Identification:
                                         ----------------------------


                                (NOTARIAL SEAL)